UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09445

Marketocracy Funds
(Exact name of registrant as specified in charter)

1200 Park Place, Suite 100, San Mateo, CA 94403
(Address of principal executive offices) (Zip code)

Kendrick W. Kam
1200 Park Place, Suite 100, San Mateo, CA 94403
(Name and address of agent for service)

1-888-884-8482
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: June 30, 2006

Item 1. Report to Stockholders.

June 30, 2006

marketocracy funds MASTERS 100 FUND

marketocracy funds MASTERS 100 FUND

Performance & Portfolio Discussion

Dear Shareholders,

The Masters 100 Fund just finished a great year, even though it has been a very tough, choppy market. The Fund delivered 21.55% for the 1-year ending June 30, 2006 -- well ahead of the major market benchmarks: 8.62% for the S&P 500 Index with dividends reinvested, 6.47% for NASDAQ, and 14.58% for the Russell 2000 during the same period.

During the last year, the best performing sectors in the S&P 500 were the Energy sector (up 23%) and the Materials sector (up 16%). If you were in an Energy fund, you may have seen a 23% return last year or even higher if your fund was better than average, but it would be your responsibility to know when to get out of Energy because under normal circumstances, to be labeled an Energy sector fund, the portfolio manager has to keep 80% of the fund’s assets in Energy -- even when Energy is not the place to be in.

In contrast, the Masters 100 Fund can invest in any sector or style by design. We strive to be in the right sectors and stocks at the right time so that you do not have to constantly change funds. So, the Masters 100 Fund kept pace with the best performing sector, but with a very diversified portfolio. In fact, only 23.59% of the Fund’s portfolio was in Energy as of June 30, 2006.

How did we do it? First we picked the right stocks in the right sectors. Throughout the year the Energy sector was our most heavily weighted sector, generally 2.5 times more than the S&P 500 Index weighting for Energy. More importantly, the stocks we picked in the Energy sector returned 50% for the 1-year ending June 30, 2006. In the Materials sector, where we were 2 to 3 times the weighting of the S&P 500 Index weighting in Materials, the Fund returned 54% for the same 1-year period. (for a comparison of the 1-year cumulative returns by sectors vs. the S&P 500 Index, see the table below).

Returns assume reinvestment of dividends and distributions. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data quoted represents past performance. Past performance is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit: http://funds.marketocracy.com/mof/index.html or call 888-884-8482.

Sector Cumulative Performance[1]			MOFQX
1-Year (6/30/05 to 6/30/06)			Sector Weights[4]
Sector	MOFQX[2]	S&P 500[3]	6/30/05	6/30/06
Consumer Disc.	-12%	5%	21%	7%
Consumer Staples	-11%	10%	7%	3%
Energy	50%	23%	21%	24%
Financials	13%	10%	18%	10%
Health Care	31%	-1%	9%	15%
Industrials	21%	7%	8%	12%
Info. Technology	15%	-2%	5%	14%
Materials	54%	16%	7%	11%
Telecommunications	0%	8%	2%	3%
Utilities	1%	2%	2%	1%

1. Sector Cumulative Performance excludes unclassified stocks.
2. The Masters 100 Fund’s inception date was November 5, 2001.
3. Standard & Poors 500 Index is comprised of 500 selected common stocks, most of which are listed on the
NYSE, is unmanaged, and cannot be invested in directly.
4. Sector Weights are percentages of MOFQX Total Asset Allocation for Stocks without Cash, Investment
Companies or Other Assets.

Source: Marketocracy Funds and Standard & Poors.

Annual Report - 1

marketocracy funds MASTERS 100 FUND

Market Turn Ahead?
It has not been an easy year to make money in the market. The war in Iraq, natural disasters, record gasoline and natural resource prices, and fears of inflation, recession, terrorism, etc., have largely offset the positive impact of strong earnings growth resulting in the choppy market we’ve endured for the past 2 years.

However, with the economy starting to show signs of slowing, the Federal Reserve may be ready to change its policy of interest rate hikes at every meeting. If the Fed stops raising interest rates, companies that deliver earnings growth may finally be rewarded with higher stock prices.

The Fund has made allocation adjustments over the last year that reflects these changes in the market. A year ago, most experts thought the price of oil could not possibly go higher; but we did. And more importantly, we believed that oil related stocks would perform well even if oil prices just stayed the same and so we kept Energy as the largest sector in the Fund. Over the last year, we have made a big shift OUT of Consumer Discretionary and Financials as rising short-term interest rates have slowed consumer spending and reduced the interest rate spread that banks profit on when making loans. And shifted IN to Health Care and Information Technology, (see the changing sector weights of the Fund in the table on page 1).

Recognizing the market turn is difficult, even for the Fed, because the signs point in different directions, much like a compass near the North Pole. The market will fluctuate up and down until a clear direction forms. The best approach is to hold steady and not become schizophrenic and to use these ups and downs as opportunities to reposition the portfolio. Fortunately, we have the team at Marketocracy that allows us to do that.

Sincerely,

Ken Kam
Portfolio Manager
Marketocracy Masters 100 Fund

2 - Annual Report

marketocracy funds MASTERS 100 FUND

Performance Summary
		CUMULATIVE RETURNS			AVG ANNUAL RETURNS
(As of June 30, 2006)	3 MOS	1 YEAR	3 YEAR	INCEPT[1]	1 YEAR	INCEPT[1]
Masters 100 Fund	-0.88%	21.55%	42.36%	57.39%	21.55%	10.23%

MARKET INDICES

DJIA[2]	0.94%	11.08%	32.62%	30.95%	11.08%	5.96%

S&P 500[3]	-1.44%	8.62%	37.53%	25.02%	8.62%	4.91%

NASDAQ[4]	-7.01%	6.47%	36.47%	24.32%	6.47%	4.79%

1. The Masters 100 Fund’s inception date was November 5, 2001.
2. Dow Jones Industrial Average is a price-weighted average of 30 selected blue-chip stocks.
3. Standard & Poors 500 Index is comprised of 500 selected common stocks, most of which are listed on the NYSE.
4. NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock
    Market.

The above indices are unmanaged and cannot be invested in directly. Returns for the above indices and the Fund assume reinvestment of dividends and distributions. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data quoted represents past performance. Past performance is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please call 1-888-884-8482 or visit: http://funds.marketocracy.com/mof/index.html

Principal risks associated with an investment in the Fund include Stock Selection risk, Small and Medium Companies risk, Foreign Investment risk, and Internet Reliance risk. The Fund can invest in small and medium sized companies, which are often more volatile and less liquid than larger, more established companies and therefore increase the volatility of the Fund’s portfolio. The strategies used by the Fund’s investment adviser in selecting Fund’s portfolio may not always be successful. The investments may decline in value or not increase in value when the stock market in general is rising. Investments in foreign securities entail risks not present in domestic investments including, among others, risks related to political or economic instability, currency exchange, and taxation. Operation of Marketocracy.com’s website depends on the continued availability of the Internet, both short- and long-term. Significant failures of the Internet could lead to interruptions or delays in the Fund’s investment adviser’s ability to manage the Fund’s portfolio.

The m100 group, upon whose research the Masters 100 Fund’s portfolio manager relies in managing the Fund, is comprised of individuals who may be amateur investors, not investment professionals, and are not employees of the Fund or its adviser. Their track records are based on the performance of a simulated stock portfolio on the website www.marketocracy.com.

Marketocracy Funds advises investors to carefully consider the investment objectives, risks, and charges and expenses associated with the Fund prior to investing. The Fund’s prospectus contains this and other information about the Fund. To obtain a prospectus containing more complete information about the Fund, including fees and expenses, please call 1-888-884-8482, or visit: http://funds.marketocracy.com/mof/prospectus.html. Please read the prospectus carefully before investing.

Distributor: Rafferty Capital Markets, LLC

Annual Report - 3

marketocracy funds MASTERS 100 FUND

* Portfolio holdings subject to change.
** Percent of Total Net Assets.

4 - Annual Report

marketocracy funds MASTERS 100 FUND

Shareholder Expense Example

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, which may include redemption fees, and (2) ongoing costs, including investment advisory fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 to June 30, 2006).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.95% per the advisory agreement. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. Investment Retirement Accounts will be charged an annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, investment advisory fees and administration fees (which include fund accounting, custody and transfer agent costs). However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Actual Returns vs. Hypothetical Returns
Six Months Ended June 30, 2006

			Expenses Paid
			During Period*
	Beginning Account	Ending Account	January 1, 2006
	Value	Value	to
	January 1, 2006	June 30, 2006	June 30, 2006
Actual	$1,000.00	$1,083.60	$10.07
Hypothetical (5% return per
year before expenses)	$1,000.00	$1,015.12	$9.74

* Expenses are equal to the Fund’s annualized expense ratio of 1.95%; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report - 5

marketocracy funds MASTERS 100 FUND

This Page Is Intentionally Blank

6 - Annual Report

marketocracy funds FINANCIAL STATEMENTS

Financial Statements as of
June 30, 2006

•	Portfolio of Investments
•	Statement of Assets & Liabilities
•	Statement of Operations
•	Statements of Changes in Net Assets
•	Financial Highlights
•	Financial Notes
•	Report of Independent Registered Public Accounting Firm
•	Trustees & Officers

Annual Report - 7

marketocracy funds MASTERS 100 FUND

Portfolio of Investments
June 30, 2006

		Shares	Market Value
Common Stocks - 88.7%			$39,148,244
(cost $34,590,386)

CONSUMER DISCRETIONARY - 6.2%			2,740,409
AVTR	AVATAR HOLDINGS, INC.*	1700	96,849
BYD	BOYD GAMING CORP.	1,400	56,504
BHS	BROOKFIELD HOMES CORP.	5,800	191,110
BWS	BROWN SHOE CO., INC.	2100	71,568
BLDR	BUILDERS FIRSTSOURCE, INC.*	6,400	130,304
PLCE	THE CHILDREN’S PLACE RETAIL STORES, INC.*	1,800	108,090
CRFT	CRAFTMADE INTERNATIONAL, INC.	3,000	50,250
ATC	CYCLE COUNTRY ACCESSORIES CORP.*	20800	46,800
DAAT.OB	DAC TECHNOLOGIES GROUP INTERNATIONAL, INC.*	4,200	8,400
DW	DREW INDUSTRIES INC.*	2,400	77,760
DXPE	DXP ENTERPRISES, INC.*	4600	142,922
ESCL	ESCALA GROUP, INC.*	6,354	29,737
GRMN	GARMIN, LTD.	600	63,264
GTRC	GUITAR CENTER, INC.*	2,200	97,834
HOM	HOME SOLUTIONS OF AMERICA, INC.*	19,600	120,932
IFO	INFOSONICS CORP.*	97,400	588,296
JCI	JOHNSON CONTROLS, INC.	1,100	90,442
LOW	LOWES COMPANIES, INC.	1,300	78,871
MW	THE MENS WEARHOUSE, INC.	2,150	65,145
MCRI	MONARCH CASINO & RESORT, INC.*	1,800	50,616
NOBL	NOBLE INTERNATIONAL, LTD.	5,704	81,681
	QUANTUM FUEL SYSTEMS TECHNOLOGIES
QTWW		18,100	61,540
	WORLDWIDE, INC.*
RCKY	ROCKY BRANDS, INC.*	1900	40,375
SCVL	SHOE CARNIVAL, INC.*	2,800	66,808
SHOE	SHOE PAVILION, INC.*	3,600	26,064
SWB	SMITH & WESSON HOLDING CORP.*	11,500	94,530
TOA	TECHNICAL OLYMPIC USA, INC.	4,600	66,056
TM	TOYOTA MOTOR CORP. - ADR	700	73,213
WCI	WCI COMMUNITIES, INC.*	3,200	64,448

CONSUMER STAPLES - 2.2%			996,705
BG	BUNGE LTD.	1,100	55,275
KOF	COCA-COLA FEMSA S.A. DE C.V. - ADR	2,600	76,752
CU	COMPANIA CERVECERIAS UNIDAS S.A. - ADR	4,100	90,569
GMK	GRUMA, S.A. DE C.V. - ADR	10,200	109,854
MFW	M & F WORLDWIDE CORP.*	7,200	115,920
OLAB	ORALABS HOLDING CORP.*	20,847	72,967
PPC	PILGRIM’S PRIDE CORP.	2100	54,180

8 - Annual Report

marketocracy funds MASTERS 100 FUND

PMID	PYRAMID BREWERIES, INC.*	8,200	20,664
SDA	SADIA S.A. - ADR	3,500	91,665
SAFM	SANDERSON FARMS, INC.	2,100	58,779
SEB	SEABOARD CORP.	100	128,000
UG	UNITED-GUARDIAN, INC.	3700	31,080
WVVI	WILAMETTE VALLEY VINEYARDS, INC.*	10,400	91,000

ENERGY - 21.0%			9,259,358
ABP	ABRAXAS PETROLEUM CORP.*	12800	55,296
ALY	ALLIS-CHALMERS ENERGY, INC.*	10,900	148,131
ALJ	ALON USA ENERGY, INC.	1,500	47,205
APA	APACHE CORP.	2,400	163,800
ATLS	ATLAS AMERICA, INC.*	1,631	73,085
BRG	BG GROUP PLC - ADR	1,300	86,944
COG	CABOT OIL & GAS CORP.	2,500	122,500
CWPC.OB	CANWEST PETROLEUM CORP.*	16,400	92,824
CFK	CE FRANKLIN, LTD.*	13100	189,819
CHAR.OB	CHAPARRAL RESOURCES, INC.*	156,700	897,891
CHK	CHESAPEAKE ENERGY CORP.	6,200	187,550
CVX	CHEVRON CORP.	5100	316,506
COP	CONOCOPHILLIPS	5,600	366,968
EPEX	EDGE PETROLEUM CORP.*	3,200	63,936
ECA	ENCANA CORP.	4,200	221,088
EPL	ENERGY PARTNERS, LTD.*	3,600	68,220
EOG	EOG RESOURCES, INC.	1,300	90,142
FPPC	FIELDPOINT PETROLEUM CORP.*	14,400	67,104
GMR	GENERAL MARITIME CORP.	3,300	121,968
GI	GIANT INDUSTRIES, INC.*	1,650	109,808
HAL	HALLIBURTON CO.	1,200	89,052
HLX	HELIX ENERGY SOLUTIONS GROUP, INC.*	3,900	157,404
HGT	HUGOTON ROYALTY TRUST	69	2,049
HYDL	HYDRIL CO.*	700	54,964
KMG	KERR-MCGEE CORP.	4,000	277,400
LUFK	LUFKIN INDUSTRIES, INC.	2600	154,518
MMLP	MARTIN MIDSTREAM PARTNERS L.P.	2,700	83,106
MVK	MAVERICK TUBE CORP.*	1,900	120,061
MIND	MITCHAM INDUSTRIES, INC.*	4,100	52,357
NOV	NATIONAL OILWELL VARCO, INC.*	1,400	88,648
NSS	NS GROUP, INC.*	2,200	121,176
OXY	OCCIDENTAL PETROLEUM CORP.	7,400	758,870
PTEN	PATTERSON-UTI ENERYGY, INC.	1900	53,789
	PETROBRAS ENERGIA PARTICIPACIONES S.A.
PZE		4,900	54,880
	- ADR*

Annual Report - 9

marketocracy funds MASTERS 100 FUND

PTF-
	PETROFUND ENERGY TRUST	6,400	159,872
UN.TO
PQ	PETROQUEST ENERGY, INC.*	8,100	99,468
PVX	PROVIDENT ENERGY TRUST	15,290	189,443
RRC	RANGE RESOURCES CORP.	3,200	87,008
SFL	SHIP FINANCE INTERNATIONAL LTD.	4,603	79,678
TTES	T-3 ENERGY SERVICES, INC.*	7,180	139,867
TLM	TALISMAN ENERGY, INC.	12,300	215,004
TELOZ	TEL OFFSHORE TRUST	90	536
TSO	TESORO CORP.	6,500	483,340
TOT	TOTAL S.A. - ADR	1,200	78,624
TMY	TRANSMERIDIAN EXPLORATION, INC.*	18,300	104,310
UDRL	UNION DRILLING, INC.*	8200	121,852
UNT	UNIT CORP.*	1,900	108,091
EGY	VAALCO ENERGY, INC.*	15,200	148,352
VLO	VALERO ENERGY CORP.	23,692	1,575,992
WLL	WHITING PETROLEUM CORP.*	2,600	108,862

FINANCIALS - 8.9%			3,952,257
TCHC	21ST CENTURY HOLDING CO.	3,400	44,472
ACRTQ	ACTRADE FINANCIAL TECHNOLOGIES, LTD.*	53,600	-
AMG	AFFILIATED MANAGERS GROUP, INC.*	900	78,201
ANL	AMERICAN LAND LEASE INC.	100	2,450
AMPH	AMERICAN PHYSICIANS SERVICES GROUP, INC.	8,726	126,527
ACGL	ARCH CAPITAL GROUP, LTD.*	1,400	83,244
BKSC	BANK OF SOUTH CAROLINA CORP.	2,805	43,253
BRK-B	BERKSHIRE HATHAWAY HOLDINGS, INC. - CLASS B*	100	304,300
CLMS	CALAMOS ASSET MANAGEMENT INC.	3,800	110,162
CSH	CASH AMERICA INTERNATIONAL, INC.	3,300	105,600
BAP	CREDICORP, LTD.	6,500	194,740
FNT	FIDELITY NATIONAL TITLE GROUP, INC. - CLASS A	200	3,934
FCBP	FIRST COMMUNITY BANCORP	1,700	100,436
FRGB	FIRST REGIONAL BANCORP*	2,100	184,800
FPIC	FPIC INSURANCE GROUP, INC.*	1,900	73,625
BEN	FRANKLIN RESOURCES, INC.	3,300	286,473
GYRO	GYRODYNE CO. OF AMERICA, INC.*	3,625	194,844
IBCA	INTERVEST BANCSHARES CORP.*	3,500	141,750
KFS	KINGSWAY FINANCIAL SERVICES, INC.	4,200	75,978
LUK	LEUCADIA NATIONAL CORP.	3,600	105,084
MCY	MERCURY GENERAL CORP.	1,200	67,644
NKBS	NEWTEK BUSINESS SERVICES, INC.*	66,835	111,614
NICK	NICHOLAS FINANCIAL, INC.*	5,700	81,510
IX	ORIX CORP. - ADR	700	85,568
RDN	RADIAN GROUP, INC.	1,700	105,026
RNR	RENAISSANCERE HOLDINGS LTD.	900	43,614
SAFT	SAFETY INSURANCE GROUP, INC.	2,100	99,855
SBKC	SECURITY BANK CORP.	4,000	89,080
STFC	STATE AUTO FINANCIAL CORP.	2,800	91,112

10 - Annual Report

marketocracy funds MASTERS 100 FUND

SBGA	SUMMIT BANK CORP.	100	1,566
GROW	U.S. GLOBAL INVESTORS, INC.*	43,300	915,795

HEALTH CARE - 13.4%			5,922,556
ADAM	A.D.A.M., INC.*	9100	56,602
AKN	AKORN, INC.*	65,900	262,282
AMRN	AMARIN CORP. PLC*	31,500	75,285
AZN	ASTRAZENECA PLC - ADR	2,400	143,568
ATRI	ATRION CORP.	900	63,891
BIIB	BIOGEN IDEC, INC.*	21,100	977,563
CTE	CARDIOTECH INTERNATIONAL, INC.*	36,825	72,177
DEPO	DEPOMED, INC.*	25,900	152,033
ELN	ELAN CORP. PLC - ADR*	168,300	2,810,610
ESC	EMERITUS CORP.*	200	3,750
GNTA	GENTA INC.*	42100	69,044
HGRD	HEALTH GRADES, INC.*	14,000	63,000
KOSP	KOS PHARMACEUTICALS, INC.*	10,400	391,248
MDCI	MEDICAL ACTION INDUSTRIES, INC.*	2,977	65,762
MFIC.OB	MFIC CORP.*	200	270
NOVA	NOVAMED, INC.*	3,500	23,625
PMD	PSYCHEMEDICS CORP.	5,500	96,580
SNTS	SANTARUS, INC.*	57,800	384,370
SRZ	SUNRISE SENIOR LIVING, INC.*	2,500	69,125
SRDX	SURMODICS, INC.*	2,100	75,831
SURG	SYNERGETICS USA, INC.*	10500	65,940

INDUSTRIALS - 11.0%			4,832,153
	ADVANCED ENVIRONMENTAL RECYCLING
AERT		42326	133,327
	TECHNOLOGIES, INC.*
AMSC	AMERICAN SUPERCONDUCTOR CORP.*	7,300	64,459
AXR	AMREP CORP.	2,000	108,640
DPW	DIGITAL POWER CORP.*	39700	65,902
BOOM	DYANAMIC MATERIALS CORP.	4,000	134,920
EEI	ECOLOGY AND ENVIRONMENT, INC. - CLASS A	10,500	104,790
ELK	ELKCORP	2,400	66,648
WIRE	ENCORE WIRE CORP.*	4,500	161,730
GWR	GENESEE & WYOMING, INC.*	3,450	122,372
GV	THE GOLDFIELD CORP.*	52,300	93,617
GHM	GRAHAM CORP.	700	12,964
HBP	HUTTIG BUILDING PRODUCTS, INC.*	9,100	73,710
IPII	IMPERIAL INDUSTRIES, INC.*	6400	106,624
JST	JINPAN INTERNATIONAL, LTD.	16400	128,740
JH	JOHN H. HARLAND CO.	2,200	95,700
KRSL	KREISLER MANUFACTURING CORP.*	33,452	447,263
KTII	K-TRON INTERNATIONAL, INC.*	2600	132,600
LMS	THE LAMSON & SESSIONS CO.*	9,500	269,420
LSTR	LANDSTAR SYSTEM, INC.	1900	89,737
LMIA	LMI AEROSPACE, INC.*	3,500	63,700

Annual Report - 11

marketocracy funds MASTERS 100 FUND

TUC	MAC-GRAY CORP.*	6,700	82,745
MLR	MILLER INDUSTRIES, INC.*	4,200	86,940
MPWG	MPW INDUSTRIAL SERVICES GROUP, INC.*	29851	74,329
NSC	NORFOLK SOUTHERN CORP.	1800	95,796
OUTL	OUTLOOK GROUP CORP.	3500	46,655
PWEI	PW EAGLE, INC.	2,900	87,696
RUSHA	RUSH ENTERPRISES, INC. - CLASS A*	4,500	81,765
SIMC	SIMCLAR, INC.*	20,700	220,248
SKYW	SKYWEST, INC.	9,500	235,600
SXC	STANTEC, INC.*	2,198	41,542
STRL	STERLING CONSTUCTION CO., INC.*	4,600	126,960
TRCI	TECHNOLOGY RESEARCH CORP.	9,700	49,373
TGIS	THOMAS GROUP, INC.	24,700	346,294
TKS	TOMKINS PLC - ADR	3,400	73,270
UNP	UNION PACIFIC CORP.	1,600	148,736
UIC	UNITED INDUSTRIAL CORP.	2,100	95,025
UFPI	UNIVERSAL FOREST PRODUCTS, INC.	1,400	87,822
USHS	U.S. HOME SYSTEMS, INC.*	11,300	109,496
VSEC	VSE CORP.	5,199	154,774
WCC	WESCO INTERNATIONAL, INC.*	1,400	96,600
ZNCM.OB	ZUNICOM, INC.*	10,400	13,624

INFORMATION TECHNOLOGY - 12.7%			5,594,255
AEY	ADDVANTAGE TECHNOLOGIES GROUP, INC.*	35,500	176,435
AGR	AGERE SYSTEMS, INC.*	5,500	80,850
AIXG	AIXTRON AG - ADR*	153	517
AMK	AMERICAN TECHNICAL CERAMICS CORP.*	5,400	71,280
CELL	BRIGHTPOINT, INC.*	7,580	102,557
CATS	CATALYST SEMICONDUCTOR, INC.*	300	1,089
IMOS	CHIPMOS TECHNOLOGIES (BERMUDA), LTD.*	117,200	689,136
CKCM	CLICK COMMERCE, INC.*	60,200	1,187,746
CSPI	CSP, INC.*	23,401	167,317
CVV	CVD EQUIPMENT CORP.*	13,900	39,476
DTLK	DATALINK CORP.*	13900	72,419
DELL	DELL, INC.*	29200	712,772
ECIL	ECI TELECOM, LTD.*	11,000	88,660
ECTX	ECTEL, LTD.*	272	1,196
ECHO	ELECTRONIC CLEARING HOUSE, INC.*	9,520	128,139
EONC	EON COMMUNICATIONS CORP.*	55,700	77,423
GIGM	GIGAMEDIA LTD.*	21,000	186,900
HLIT	HARMONIC, INC.*	11,000	49,280
IIG	IMERGENT, INC.*	7,000	91,000
IVII	INTERVIDEO, INC.*	4,500	43,965
KNOT	THE KNOT, INC.*	4,200	87,906
MSCC	MICROSEMI CORP.*	2,392	58,317
MSFT	MICROSOFT CORP.	18,500	431,050
NTWK	NETSOL TECHNOLOGIES, INC.*	46650	79,305
PRFT	PERFICIENT, INC.*	10,500	129,780

12 - Annual Report

marketocracy funds MASTERS 100 FUND

RVSN	RADVISION, LTD.*	5,600	89,264
RWC	RELM WIRELESS CORP.*	15800	98,276
STX	SEAGATE TECHNOLOGY	2,900	65,656
SMSI	SMITH MICRO SOFTWARE, INC.*	2,800	44,856
STOR	STORAGE NETWORKS, INC.*	24,000	-
SUPX	SUPERTEX, INC.*	3,800	151,772
SYMC	SYMANTEC CORP.*	11,000	170,940
XWG	WIRELESS XCESSORIES GROUP, INC.*	43,500	217,065
ZONS	ZONES, INC.*	300	1,911

MATERIALS - 9.5%			4,197,981
AGU	AGRIUM, INC.	14200	329,724
ARG	AIRGAS, INC.	3,000	111,750
AAU	ALMADEN MINERALS, LTD.*	25,300	54,901
AVD	AMERICAN VANGUARD CORP.	1	16
ANO	ANOORAQ RESOURECES CORP.*	126600	102,546
ARKAY.PK	ARKEMA - ADR*	30	1,170
BAK	BRASKEM S.A. - ADR	58,400	711,896
BW	BRUSH ENGINEERED MATERIALS, INC.*	4,500	93,825
CX	CEMEX, S.A. DE C.V. - ADR*	4,500	256,365
RIO	COMPANHIA VALE DO RIO DOCE - ADR	3,800	91,352
CGR	CLAUDE RESOURCES, INC.*	72,100	91,567
CLF	CLEVELAND-CLIFFS, INC.	1,400	111,006
EXP	EAGLE MATERIALS, INC.	3,000	142,500
ERS	EMPIRE RESOURCES, INC.	8,300	109,726
GRZ	GOLD RESERVE, INC. - CLASS A*	26200	150,650
GBN	GREAT BASIN GOLD, LTD.*	36,100	62,453
HW	HEADWATERS INC.*	5,400	138,024
LSCO	LESCO, INC.*	3,900	60,606
MRB	METALLICA RESOURCES, INC.*	25,500	78,795
MMK	MINCO MINING & METAL CORP.*	36,100	46,930
MGN	MINES MANAGEMENT, INC.*	11,200	82,880
NXG	NORTHGATE MINERALS CORP.*	163,800	602,784
NG	NOVAGOLD RESOURCES, INC.*	7,200	92,304
PKX	POSCO - ADR	2,800	187,320
SSRI	SILVER STANDARD RESOURCES, INC.*	7200	144,000
UFPT	UFP TECHNOLOGIES, INC.*	16,700	100,534
USLM	UNITED STATES LIME & MINERALS, INC.*	1,425	46,797
VHI	VALHI, INC.	4,500	110,475
VGZ	VISTA GOLD CORP.*	9,100	85,085

TELECOMMUNICATION SERVICES - 2.9%			1,274,060
BWNG	BROADWING CORP.*	7,300	75,555
CBB	CINCINNATI BELL, INC.*	22,900	93,890
GLBC	GLOBAL CROSSING LTD.*	6,000	106,620
LVLT	LEVEL 3 COMMUNICATIONS, INC.*	20,200	89,688
MTRM.PK	METROMEDIA INTERNATIONAL GROUP, INC.*	48,300	62,790
MPE	MPOWER HOLDING CORP.*	41,600	77,792

Annual Report - 13

marketocracy funds MASTERS 100 FUND

DCM	NTT DOCOMO, INC. - ADR	35,000	513,100
NZT	TELECOM CORP. OF NEW ZEALAND LTD. - ADR	7,300	145,197
TEF	TELEFONICA, S.A. - ADR	2,200	109,428

UTILITIES - 0.9%			378,510
AWR	AMERICAN STATES WATER CO.	2,400	85,560
ELE	ENDESA, S.A. - ADR	2,000	64,240
GMP	GREEN MOUNTAIN POWER CORP.	100	3,399
KEP	KOREA ELECTRIC POWER CORP. - ADR	8,500	161,160
SRE	SEMPRA ENERGY	1,400	63,672
SWWC	SOUTHWEST WATER CO.	40	479

INVESTMENT COMPANIES - 2.5%			1,109,178
(cost $1,001,359)
FXI	ISHARES FTSE/XINHUA CHINA 25 INDEX FUND	1,500	115,200
SLV	ISHARES SILVER TRUST*	900	100,251
SPY	SPDR TRUST SERIES 1	3,900	496,392
GLD	STREETTRACKS GOLD TRUST*	900	55,107
SWZ	THE SWISS HELVETIA FUND, INC.	5,600	93,240
TDF	TEMPLETON DRAGON FUND, INC.	6,000	123,780
	TEMPLETON RUSSIA AND EAST EUROPEAN
TRF		1,800	125,208
	FUND, INC.

CASH EQUIVALENTS - 8.6%			3,790,096
(cost $3,790,096)
HIGHMARK FIDUCIARY US TREASURY MONEY MARKET		1,895,048	1,895,048
HIGHMARK FIDUCIARY DIVERSIFIED MONEY MARKET		1,895,048	1,895,048

TOTAL INVESTMENT SECURITIES - 99.8%			44,047,518
(cost $39,381,841)

ASSETS LESS OTHER LIABILITIES - 0.2%			77,124

NET ASSETS - 100.0%			$44,124,642

* Non-income producing

ADR - American Depositary Receipt

See accompanying notes to the financial statements.

14 - Annual Report

marketocracy funds MASTERS 100 FUND

Statement of Assets and Liabilities
June 30, 2006

ASSETS
Investment securities:
At acquisition cost	$39,381,841
At market value (Note 2)	$44,047,518
Interest and dividends receivable	44,196
Receivable for portfolio investments sold	50,355
Receivable for capital shares sold	173,395
TOTAL ASSETS	44,315,464

LIABILITIES
Payable for portfolio investments purchased	93,832
Payable for capital shares redeemed	26,557
Accrued investment advisory fee	54,179
Accrued administrative fee	16,254
TOTAL LIABILITIES	190,822

NET ASSETS	$44,124,642

Net assets consist of:
Paid in capital	$43,092,846
Accumulated net investment loss	(71,597)
Accumulated net realized loss from security transactions	(3,562,284)
Net unrealized appreciation of investments	4,665,677
Net assets	$44,124,642

Shares of beneficial interest outstanding (unlimited
number of shares authorized, no par value)	3,274,471

Net asset value, offering price and redemption
price per share (Note 2)	$13.48

See accompanying notes to the financial statements.

Annual Report - 15

marketocracy funds MASTERS 100 FUND

Statement of Operations
Year Ended June 30, 2006

INVESTMENT INCOME
Dividends (net of withholding tax $33,510)	$436,725
Interest	153,408
TOTAL INVESTMENT INCOME	590,133

EXPENSES
Investment advisory fees (Note 4)	641,276
Administrative fees (Note 4)	192,382
TOTAL EXPENSES	833,658

NET INVESTMENT INCOME LOSS	(243,525)

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gain from transactions	6,874,439

Net change in unrealized appreciation of investments	1,422,779

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	8,297,218

NET INCREASE IN NET ASSETS FROM OPERATIONS	$8,053,693

See accompanying notes to the financial statements.

16 - Annual Report

marketocracy funds MASTERS 100 FUND

Statements of Changes in Net Assets
For the Fiscal Years Ended June 30, 2006 and June 30, 2005

	Year	Year
	Ended	Ended
	6/30/06	6/30/05
FROM OPERATIONS:
Net investment income loss	$(243,525)	$(109,751)
Net realized gain (loss) from investments sold	6,874,439	(3,001,857)
Net change in unrealized appreciation
(depreciation) on investments	1,422,779	(895,856)
Net increase (decrease) in net assets resulting from
operations	8,053,693	(4,007,464)

DISTRIBUTIONS TO SHAREHOLDERS:
From realized gains	-	(4,910,532)
Decrease in net assets from distributions to shareholders	-	(4,910,532)

FROM CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	10,665,302	6,413,227
Net asset value of shares issued to shareholders
in reinvestment of distributions	-	4,752,154
Payments of shares redeemed	(15,878,870)	(39,963,421)
Net decrease in net assets from capital share
transactions	(5,213,568)	(28,798,040)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,840,125	(37,716,036)

NET ASSETS:
Beginning of year	41,284,517	79,000,553
End of year	$44,124,642	$41,284,517

Capital Share Activity
Shares sold	809,814	561,269
Shares issued in reinvestment of distributions to
shareholders	-	425,439
Shares redeemed	(1,257,048)	(3,588,136)
Net decrease in shares outstanding	(447,234)	(2,601,428)
Shares outstanding, beginning of year	3,721,705	6,323,133
Shares outstanding, end of year	3,274,471	3,721,705

See accompanying notes to the financial statements.

Annual Report - 17

marketocracy funds MASTERS 100 FUND

Financial Highlights
Selected Per Share Data and Ratios For a Share of Capital Stock
Outstanding Throughout Each Period

	Year	Year	Year	Year	Period
	Ended	Ended	Ended	Ended	Ended
	6/30/06	6/30/05	6/30/04	6/30/03	6/30/02(a)

Net asset value at beginning of period	$11.09	$12.49	$11.05	$10.63	$10.00

Income from Investment Operations:
Net investment loss	(0.07)	(0.03)	(0.13)	(0.02)	(0.02)
Net realized and unrealized gain (loss)
on investments	2.46	(0.36)	2.47	0.45	0.65
Total from investment operations	2.39	(0.39)	2.34	0.43	0.63

Less distributions from:
Realized gains	-	(1.01)	(0.90)	(0.01)	-
Total distributions	-	(1.01)	(0.90)	(0.01)	-

Net asset value at end of period	$13.48	$11.09	$12.49	$11.05	$10.63

Total Return	21.55%	(3.14)%	20.92%	4.00%	6.30%(b)

Net assets at end of period (millions)	$44.1	$41.3	$79.0	$32.1	$7.5

Ratio of expenses to average net assets:	1.95%	1.95%	1.95%	1.95%	1.95%(c)
Ratio of net investment loss to average
net assets:	(0.57)%	(0.20)%	(1.26)%	(0.27)%	(0.63)%(c)
Portfolio turnover rate	156%	647%	504%	368%	141%(b)

(a) Represents the period from the commencement of operations (November 5, 2001) through June 30, 2002.
(b) Not annualized.
(c) Annualized.

See accompanying notes to the financial statements.

18 - Annual Report

marketocracy funds MASTERS 100 FUND

NOTES TO THE FINANCIAL STATEMENTS - June 30, 2006

1.   Organization

The Marketocracy Masters 100 Fund (the “Fund”) is a series of Marketocracy Funds (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a Delaware statutory trust on July 14, 1999. The Fund commenced operations on November 5, 2001.

The objective of the fund is capital appreciation. In seeking capital appreciation, the Fund invests primarily in common stocks of U.S. and foreign companies of any size, seeking to outperform the Standard & Poors Composite Stock Price Index (the “S&P 500 Index”).

2.    Significant Accounting Policies

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

Investment Valuation
Portfolio securities are valued as follows:

(1)
securities that are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the most recent bid price,

(2)
securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the most recent bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued,

(3)	securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and

(4)
securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

In general, the Fund “fair values” securities (or other assets) when the Fund’s sub-administrator, administrator or investment adviser do not receive market quotations for those securities (or other assets) or, in some limited cases, receive market quotations for the securities or other assets that they do not believe are reliable or correct. Circumstances that might give rise to the Fund fair valuing a security include trading halts, de-listing of the security, early closing or failure of the opening of the primary exchange on which the security primarily trades, and corporate actions, e.g., stock splits, tender offers, reorganizations or exchanges. With respect to the Fund’s investments in one or more open-end management investment companies registered under the 1940 Act, the Fund’s net asset value is calculated based in part upon the net asset values of such investment companies. The prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Despite diligence and good faith, the fair valuing of the Fund’s portfolio securities could lead to values, which in hindsight and with information not available when fair valuing, that are not entirely accurate. However, the Fund’s portfolio tends to be extremely and broadly diversified. At June 30, 2006, the Fund held securities of over 250 different issuers in all 10 sectors represented by the S&P

Annual Report - 19

marketocracy funds MASTERS 100 FUND

500 Index. Thus, erroneous fair values of one or even several are less likely to materially affect the Fund’s net asset value than if the Fund were less diversified. In addition, virtually all of the Fund’s portfolio securities trade principally on U.S. securities exchanges. Thus, fair valuing presents fewer risks for the Fund than those faced by mutual funds holding securities traded on foreign exchanges. In addition, the Fund’s historical rate of required fair valuing during its operations to date has been relatively modest. Nevertheless, the Fund regularly reviews the appropriateness and accuracy of the method it uses in valuing its portfolio securities to determine if it should make any necessary change adjustments. As of June 30, 2006 the Fund held fair valued securities with a value of $0 or 0.0% of total net assets.

The net asset value per share of the Fund will fluctuate with the value of the securities it holds.

NOTE: If the Fund has portfolio securities that are primarily listed on foreign exchanges and trade on weekends or other days when the Fund does not price its shares, please note that the net asset value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Share Valuation
The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated expenses), by the total number of shares outstanding of the Fund, rounded to the nearest cent. The offering and redemption price per share of the Fund is equal to the net asset value per share.

Distributions to Shareholders
Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes
The Fund has elected to be taxed as “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. As of June 30, 2006, the Fund had post-October losses of $0. At June 30, 2006, the Fund has estimated capital loss carryforwards of $3,365,914 of which $1,709,714 expires in 2013 and $1,656,200 which expires in 2010. The carryforward loss expiring in 2010 was generated in connection with the reorganization of Marketocracy Medical Specialists Fund into the Fund and is limited to approximately $414,050 each year through 2010.

Security Transactions and Investment Income
Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Reclassifications are made within the net asset accounts for amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes.

20 - Annual Report

marketocracy funds MASTERS 100 FUND

Reclassification of Capital Accounts
The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant’s Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies. For the year ended June 30, 2006, the Fund decreased paid-in-capital by $42,193, decreased accumulated net investment loss by $171,928 and increased accumulated net realized loss by $129,735.

Uncertainty in Income Taxes” (“FIN 48”)
On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Masters 100 Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

3.   Investment Transactions

The Fund’s aggregate purchases and sales of securities (excluding short-term investments) for the year ended June 30, 2006 are summarized below:

Purchases	$60,150,296
Sales	$64,900,580

There were no purchases or sales of long-term U.S. Government securities.

At June 30, 2006, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

Unrealized appreciation	$6,590,869
Unrealized depreciation	$(2,193,159)
Net unrealized appreciation on investments	$4,397,710

At June 30, 2006, the cost of investments for federal income tax purposes was $39,649,808. The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on passive foreign investment companies and return of capital distributions and income adjustments recognized for tax purposes on real estate investment trusts, energy trusts and royalty trusts.

4.   Investment Advisory and Administration Agreements

Advisory Fees - The investment adviser for the Fund is Marketocracy Capital Management LLC (“MCM” or the “Adviser”). The Fund’s investments are managed by the Adviser pursuant to the terms of the Investment Advisory and Management Agreement (the “Advisory Agreement”). Under the Advisory Agreement, the Adviser regularly provides the Fund with investment research, advice, management and supervision and furnishes a continuous investment program for the Fund’s portfolio, subject to the supervision of the Trust’s Board of Trustees. The Adviser is responsible for (1) the compensation of any of the Trust’s Trustees, officers and employees who are “interested persons” of the Trust, (2) compensation of the Adviser’s personnel and payment of other expenses in connection with the provision of portfolio management services under the Advisory Agreements, and (3) expenses of printing and distributing the Fund’s Prospectus and sales and advertising materials to prospective investors.

Annual Report - 21

marketocracy funds MASTERS 100 FUND

For the services provided by the Adviser under the Advisory Agreement, the Adviser receives from the Fund management fees, computed and accrued daily and paid monthly, equal to 1.50% per annum of the Fund’s average daily net assets. Under the Advisory Agreement, the Fund’s investment adviser has contractually agreed that the Fund’s total annual operating expenses will be 1.95% of the Fund’s average daily net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion. This arrangement will continue as long as the Trust’s Board of Trustees annually reviews and renews the Advisory Agreement. For the year ended June 30, 2006, the Fund incurred $641,276 in advisory fees.

Administration Fees - The Trust has entered into a separate contract with MCM wherein MCM is responsible for providing administrative and supervisory services to the Fund (the “Administration Agreement”). Under the Administration Agreement, MCM oversees the maintenance of all books and records with respect to the Fund’s securities transactions and the Fund’s book of accounts in accordance with all applicable federal and state laws and regulations. MCM also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records and other records, which are to be maintained pursuant to the 1940 Act.

Under the Administration Agreement, MCM is responsible for the equipment, staff, office space and facilities necessary to perform its obligations thereunder. MCM has also assumed responsibility for payment of all of the Fund’s operating expenses except for brokerage, commission and other investment-related expenses and any extraordinary and nonrecurring expenses.

For the services rendered by MCM under the Administration Agreement, MCM receives a fee at the annual rate of 0.45% of the respective Fund’s average daily net assets up to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion, and 0.30% of such assets in excess of $1 billion, (excluding certain expenses of holding or carrying the Fund’s securities). For the year ended June 30, 2006, the Fund incurred administration fees of $192,382.

MCM has retained U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) to serve as the Fund’s transfer agent, dividend paying agent and shareholder service agent, to provide accounting and pricing services to the Fund, and to assist MCM in providing executive, administrative and regulatory services to the Fund. MCM (not the Fund) pays the Transfer Agent’s fees for these services.

5. Distributions to Shareholders

There were no distributions to shareholders for the year ended June 30, 2006. The tax character of the distributions paid for the fiscal year ended June 30, 2006 and June 30, 2005 were as follows:

Distributions paid from:	6/30/06	6/30/05
Ordinary Income	-	$2,670,963
Long-Term Capital Gain	-	$2,239,569
	-	$4,910,532

At June 30, 2006, the components of distributable earnings on a tax basis were as follows:

Capital loss carryforward (see note 2)	$(3,365,914)
Post October losses	(0)
Unrealized appreciation	4,397,710
$1,031,796

22 - Annual Report

marketocracy funds MASTERS 100 FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of
Marketocracy Funds and
Shareholders of the Masters 100 Fund

We have audited the accompanying statement of assets and liabilities of the Masters 100 Fund (the “Fund”), a series of Marketocracy Funds, including the schedule of investments, as of June 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period November 5, 2001 through June 30, 2002. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Masters 100 Fund as of June 30, 2006, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period November 5, 2001 through June 30, 2002, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 4, 2006

Annual Report - 23

marketocracy funds MASTERS 100 FUND

Trustees and Officers (Unaudited)

Information About Trustees
The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Trust’s Statement of Additional Information includes additional information about the Fund’s Trustees and officers and is available, without charge, upon request by calling 1-888-884-8482.

Independent Trustees
				No. of Funds in Complex
				Overseen by
Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Trustee or Officer	Other Directorships Held by Trustee
Arthur L. Roth
1200 Park Place, Suite 100	Chairman and Trustee	Indefinite Term Since	Retired. Principal, Arthur L.	1	Not Applicable
San Mateo, CA 94403		December 1999	Roth & Company Management
Age: 81			Consultation (1979 - 1991)

William J. Scilacci
1200 Park Place, Suite 100	Trustee	Indefinite Term Since	Retired. President, Bank of Santa	1	Director, Bank of Santa
San Mateo, CA 94403		December 1999	Clara. (1982 - 1993)		Clara (1973-2000)
Age: 82

Ashley E. Boren
1200 Park Place, Suite 100	Trustee	Indefinite Term Since	Executive Director, Sustainable	1	Robert and Patricia Switzer
San Mateo, CA 94403		August 2004	Conservation, a nonprofit		Foundation
Age: 45			environmental organization		(2002 - Present)
			(1997 - Present)

24 - Annual Report

marketocracy funds MASTERS 100 FUND

Interested Trustees and Officers
No. of Funds in Complex
Overseen by
Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Trustee or Officer	Other Directorships Held by Trustee
CEO, Marketocracy, Inc.
(1999 - Present); President,
Marketocracy Capital Management
Kendrick W. Kam			LCC
1200 Park Place, Suite 100	Trustee, President and	Indefinite Term Since	(2000 - 2001, 2005 - Present);
San Mateo, CA 94403	Treasurer	December 1999	Vice President, Marketocracy	1	Not Applicable
Age: 46			Capital Management LCC
(2001 - 2005); President,
Ingenuity Capital Management LLC
(1999 - Present)

James R. Matel			Assistant Vice President and
615 East Michigan Street		Indefinite Term Since	Compliance Administrator, U.S.
Milwaukee, WI 53202	Secretary	May 2005	Bancorp Fund Services, LLC	1	Not Applicable
Age: 35			(1995 - Present)

Annual Report - 25

marketocracy funds MASTERS 100 FUND

Privacy Policy
Marketocracy Funds

Marketocracy Funds recognizes and respects your privacy expectations. We are providing our privacy policy to you as notice of the kinds of information we collect about you and the circumstances in which that information may be disclosed.

We collect the following nonpublic personal information about you:

•
Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions, and to the Funds’ investment advisers and their affiliates. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

From time to time, we may also share your personal or financial information with another company that may have financial products or services of interest to you. We recognize that not all shareholders appreciate receiving information from other companies about products or services that may interest them. You may instruct Marketocracy Funds not to share your information with other companies for this purpose.

To request that your information not be shared (an Opt Out Request), please call us toll-free at 888-884-8482, or send a written request, including your name, address and social security number to:

Marketocracy Funds
c/o US Bancorp Fund Services LLC
P.O. Box 701
Milwaukee, WI 53201-0701

In the event that you hold shares of the Fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

26 - Annual Report

marketocracy funds MASTERS 100 FUND

This Page Is Intentionally Blank

Annual Report - 27

marketocracy funds MASTERS 100 FUND

28- Annual Report

marketocracy funds MASTERS 100 FUND

Investment Adviser/Administrator
Marketocracy Capital Management LLC
1200 Park Place, Suite 100
San Mateo, CA 94403

Transfer Agent/Sub-Administrator
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(Toll-Free) 1-888-884-8482

Distributor
Rafferty Capital Markets, LLC
59 Hilton Avenue, Suite 101
Garden City, NY 11530

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

This report and the financial statements contained in it are provided for the general information of the shareholders of Marketocracy Funds. To obtain a prospectus containing more complete information about Marketocracy Funds, including fees and expenses, please call us at 1-888-884-8482, or visit funds.marketocracy.com.

Please read it carefully before you invest or send money.

Date of first use 8-29-06

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity. The registrant’s portfolio consists primarily of liquid securities traded on domestic exchanges or in the over-the-counter market.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2006	FYE 6/30/2005
Audit Fees	$15,000	$14,000
Audit-Related Fees	-	-
Tax Fees	$3,500	$2,000
All Other Fees	-	-

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2006	FYE 6/30/2005
Registrant	-	-
Registrant’s Investment Adviser	$10,000	$10,000

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Marketocracy Funds

By (Signature and Title)*  /s/ Kendrick W. Kam
Kendrick W. Kam, President & Treasurer

Date   September 6, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Kendrick W. Kam
Kendrick W. Kam, President & Treasurer

Date  September 6, 2006

* Print the name and title of each signing officer under his or her signature.